AGREEMENT   FOR   EXCHANGE   OF   SHARES

THIS AGREEMENT is made and entered into this 15th day of December 1998, by and between Honpar (Shilong) Development Co., Ltd., a Hong Kong corporation (the "Company"), the shareholders of the Company (the Shareholders) and Asian Star Development, Inc., a Nevada corporation, or assigns ("ASD"), pursuant to which the Shareholders will exchange the entire equity interest of the Company as full consideration for 2,590,730 ASD shares. A portion of such shares shall be restricted and a portion unrestricted, consistent with and based upon applicable U.S. Securities Laws (the ASD Shares). The transaction will be consummated pursuant to certain tax-free provisions of the U.S. Internal Revenue Code.

                    W  I  T  N  E  S  S  E  T  H:

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, it is agreed by and between the parties as follows:

1. Exchange of Shares. The Shareholders shall transfer, assign and convey to ASD the entire equity interest of the Company, consisting of 22,328,344 shares of Common Stock (the Shares), and ASD shall issue to the Shareholders, on a pro rata basis, 2,590,730 ASD SHARES. The net assets of the Company as of October 31, 1998 shall be equal to the value of the Shares and will be supported by audited financial statements prepared in accordance with generally accepted accounting principles in the U.S.

2. Closing. The Closing shall be held as soon as possible, but in any event, subject to the satisfaction of conditions, on or before December 30, 1998.

Pending the Closing, the Company will operate its business only in the ordinary course, and will not allow the Company to sell, distribute or encumber any of its assets or purchase or acquire any assets, except in the ordinary course of business.

3.      Conditions  to  Closing.

Delivery by the Company to ASD of such certificates and opinions and certified financial statements of the Company as ASD may reasonably request; delivery by the Shareholders of the Company to ASD of all stock certificates, with medallion guarantee thereon, representing 100% of the issued and outstanding Shares of the Company.
delivery by ASD to the Shareholders of the Company, and/or their nominees, stock certificates representing 2,590,730 ASD Shares.

Receipt by each party of all consents, approvals, authorizations and orders required of or for the execution and consummation of the transactions contemplated herein.

Warranty by the Company that no material adverse changes in the Company's business or financial conditions have occurred.

Conversion by the Company of all outstanding shareholder loans, as of October 31, 1998, into equity of the Company prior to Closing.

(G) Warranty by the Company that it has land usage rights of the Shilong City Hall Center, pursuant to applicable laws in China.

(H) Warranty by the Company that it has fully complied with all applicable laws, rules and regulations, including accounting practices in Hong Kong.

4. Representations and Warranties of ASD. ASD represents and warrants to the Company as follows:

(A) ASD has not entered into any other contracts to sell, mortgage, encumber or assign the Shares.

(B) As of the date of this Agreement and at Closing, the Shares shall be free and clear of all liens, encumbrances, chattel mortgages or conditional sales contracts of whatsoever nature.

(B) The ASD Shares have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon an exemption provided by
Section 4(2) of the Securities Act and Regulation D relating to transactions not involving a public offering.

The foregoing representations and warranties shall be true and accurate as of the date of this Agreement, the date of the Closing and shall continue in effect after the Closing.

5.     Representations  and  Warranties  of  the  Company  and  Shareholders.

(A) The Company and Shareholders, jointly and severally, represent that they understand that they are exchanging the issued and outstanding Shares of the Company for Shares of ASD and that the same have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon exception provided by Section 4(2) of the Securities Act and Regulation D relating to transactions not involving a public offering.

(B) The Company and Shareholders represent that the Shares are being acquired solely for the Shareholders' own account for investment, and are not being acquired with a view to or for the resale or distribution thereof and that the Shareholders have no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

(C) The Company and Shareholders are aware of the existence of substantial restrictions on the transferability of the Shares.

(D) The Company and Shareholders are each an Accredited Investor, as that term is defined in Regulation D promulgated under the Securities Act.

The foregoing representations and warranties shall be true and accurate as of the date of this Agreement, the date of the Closing and shall continue in effect after the Closing.

6. Indemnity of the Parties. Each party shall indemnify the other party against any loss, damage, cost or expense that a party may incur or suffer as a result of any breach, untruth or inaccuracy of any promise, agreement, covenant, warranty or representation made by either party herein for the benefit of other party.

7. Broker's Fees. The parties warrant to and with each other that the transaction evidenced by this Agreement was initiated, negotiated and completed by the parties hereto directly, as principals, and without the intervention of any broker, dealer, agent or finder. Each party agrees to indemnify and hold the other party harmless from and against any loss, damage, cost or expense, including without limitation, attorneys' fees and litigation expenses, resulting from any breach or breaches of the foregoing warranty.

8.     Risk  of  Loss.     Risk  of  loss,  damage, or destruction of the Shares
shall remain with ASD until the transfer of the Shares to the Company and Shareholders, at which time risk of loss, damage or destruction of the Shares shall pass to the Company and Shareholders.

9.     Expenses.    The  parties  shall  each  bear  their own respective costs, expenses  and  fees  associated  with  this  transaction.

10. Cooperation and Access. The transactions outlined herein are ones which the parties wish to pursue vigorously. Therefore, each party will cooperate fully with the other party, and each other's agents, including, but not limited to, causing their employees and agents to give access to the respective party's books, records and premises, and expeditiously to provide the other party with any information which it reasonably requests to complete the transactions contemplated herein.

11. Confidentiality. Each party agrees that such party and its representatives shall hold in strict confidence all information and documents received from the other party (including the general nature and the specific terms of this Agreement) and, if the proposed transaction shall not be consummated, each party shall continue to hold such information and documents in strict confidence and shall return to the other party all such documents then in the receiving party's possession without retaining copies thereof; provided, however, that each party's obligations hereunder to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished, that come into the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or stockholders which constitutes a breach of this provision, or that are required by applicable law to be disclosed.

12. No Shopping. The parties hereby agree that, until the Closing, neither party will solicit any third party for the sale of the control of either company, or solicit opportunities for either company to enter into any discussions with any third party for the sale of assets of either company or with respect to any "change in control" transaction.

13. Publicity. Neither the Company, on the one hand, nor ASD, on the other, will make any disclosures or public announcements relating to the proposed transaction or the terms thereof without the prior written consent and approval of the other. In addition, the parties agree that the proposed terms shall be divulged only to such of the employees and representatives of the Company and ASD who shall have a "need to know".

14. Equitable Relief. The parties acknowledge and agree that in the event any party shall violate or threaten to violate any of the terms set forth herein, the aggrieved party will be without an adequate remedy at law and shall, therefore, be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have in law or in equity.

15.     Miscellaneous.

(A)     Time.     Time  is  of  the  essence  of  this  Agreement  and  in  the performance and enforcement of each of the promises, covenants, representations and warranties of the parties contained herein. For the purpose of computing any period of time prescribed herein or relating hereto, the first day shall be excluded. If the period of time is six (6) days or more, weekends and public holidays shall be included. An act required to be performed on a day shall be performed at or before the close of business on such day. If an act is required to be performed on a certain day and such day is not a regular business day, the time of performance or measurement shall be extended to and including the next regular business day.

(B)     Entire Agreement.     This Agreement constitutes the entire agreement of
the parties and all prior rights, negotiations and representations are merged herein.

(C)     Binding Effects.    This Agreement shall inure to the benefit of, and be
binding upon, the parties and their several successors in interested in any capacity.

(D)     Applicable  Law.   This  Agreement shall be construed in accordance with
the  laws  of  the  State  of  Nevada,  U.S.A.

(E)     Notices.     Any  notice  or  notices  which  any  party  hereto  deems necessary, useful or convenient to give to any other party or parties hereto, at any time and from time to time, shall be in writing and shall be personally served upon or mailed to the parties at the addresses provided by the parties.

(F) Attorneys' Fees and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

(G) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

(H) Captions. Article and paragraph captions contained in this Agreement are inserted only as a matter of convenience and reference. Said captions shall not be construed to define, limit, restrict, extend or describe this Agreement or the intent of any provision hereof.

(I) Gender and Number. Whenever used in this Agreement and as required by the context of the transaction, the single number shall include the plural, the plural number shall include the singular, and masculine gender shall include the feminine and neuter.

(J) Form of Association. As required by the context, the term "person" shall include individuals, partnerships, limited partnerships, corporations, estates and trusts.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

HONPAR  (SHILONG)  DEVELOPMENT  CO.,  LTD.
/s/  Stephen  Chow

ASIAN  STAR  DEVELOPMENT,  INC.          SHAREHOLDERS:
/s/  Sang  Chan                         /s/  Stephen  Chow